2019 Certification Regarding Compliance with Applicable Servicing Criteria

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the "Company") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122( d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial and multifamily loans (the "Platform"), except for servicing criteria l 122(d)(l)(iii), l 122(d)(3)(i)(B-D), l 122(d)(3)(ii-iv), and l 122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2019. Appendix A to this letter identifies the commercial mortgage and multifamily pools and other structures involving the commercial and multifamily loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria l 122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122( d)(4)(iii), there were no activities performed during the year ended December 31, 2019 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(4)(i), l 122(d)(4)(vi), l 122(d)(4)(xi), and l 122(d)(4)(xii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that none of these vendors is considered a "servicer" as defined in Item 1101 U) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC's Compliance and Disclosure Interpretation ("C&DI") 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company's management has assessed the Company's compliance with the applicable servicing criteria as of and for the year ended December 31, 2019. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) ofltem 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2019, the Company has complied in all material respects with the servicing criteria set forth in Item l 122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2019, or for the Reporting Period with respect to the Platform taken as a whole.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2019, or for the Reporting Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2019.

February 28, 2020

/s/ Sean Reilly

Sean Reilly

Managing Director,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and
Other Structures

20 Times Square 2018-20TS	280 PARK AVENUE 2017-280P	ACM 2016-1
(Pearlmark) Prep Investment	299 PARK SERVICING	ACM TRAFFORD V LLC
Advisors WH	AGREEMENT	WAREHOUSE
1155 AVE OF THE AMERICAS	3 WORLD TRADE CENTER 2014	ACORE CAPITAL
SERVICING		WAREHOUSE
1166 AVENUE OF AMERICAS	530 Broadway Pref Holder LLC and	Acore Credit IV REIT (DB Repo)
2005-C6	530 Broadway Mezz Holder LLC
1166 AVENUE OF THE	7 WORLD TRADE CENTER 2012-	ACORE Credit IV REIT (MS)
AMERICAS 2002-C5	WTC	SPV LLC
1211 Avenue of the Americas	7 WORLD TRADE CENTER 2012-	ACORE Credit IV REIT (WF)
2015-1211	WTC COMPANION	SPV LLC
1345 Aveneu of the Americas Park	733 THIRD SERVICING	ACORE Credit IV REIT II SPV
Ave FB 2005-1	AGREEMEMNT	LLC
1345FB2005 (COMPANION)	7th Peak Capital I, LLC	ACORE Credit IV TRS, LLC
2001-CMLB-1	91 CROSBY WAREHOUSE	ACRE 2017-FL3
225 LIBERTY STREET TRUST	A10 2013-1 BACK UP SERVICER	AFHT 2019-FAIR
2016-225L
225 LIBERTY STREET TRUST	ACAM 2019- FL1	AG MIT CREL (ANGELO
2016-225L Companion		GORDON ENTITY) REPO
245 PARK AVE TRUST 2017-	ACAM 2019-FL1 COMPANION	AHPT 2017-ATRM
245P
245 PARK AVE TRUST 2017-	ACCOR MEZZ WAREHOUSE	AHPT 2018-ATRM
245P C

APPENDIX A

AHT 2018-ASHF	AREIT 2019-CRE3 COMPANION	BAMLL 2014 - FL1
AHT 2018-KEYS	ARTEMIS REAL ESTATE	BAMLL 2014-520M
PARTNERS W
ALL STATE_PPG	AVATAR WAREHOUSE	BAMLL 2014-8SPR
(PARTICIPATION)
ALTSHULER &	Aventura Mall Trust 2018-AVM	BAMLL 2014-FL1 COMPANION
FORETHOUGHT WAREHOUSE
AMERICOLD 2010-ART	Aventura Mall Trust 2018-AVM	BAMLL 2014-ICTS
COMPANION
Annaly CRE LLC	BACM 2016-UBS10	BAMLL 2014-INLD
AOA 2015-1177	BACM 2017 BNK3	BAMLL 2014-INLD MZ B
ARCHETYPE & BARCLAYS	BACM 2017 BNK3 COMPANION	BAMLL 2014-IP
REPO
AREIT 2018-CLO	BACM2007-1	BAMLL 2015-200P
AREIT 2018-CLO COMPANION	BA-FUNB 2001-3	BAMLL 2015-ASHF
AREIT 2018-CRE2	BALDR SHERWOOD FUND WH	BAMLL 2015-ASHF MZ A
AREIT 2018-CRE2	BAMLL 2013-DSNY	BAMLL 2015-ASHF MZ B
COMPANION
AREIT 2019-CRE3	BAMLL 2013-WBRK	BAMLL 2015-ASTR

APPENDIX A

BAMLL 2015-HAUL	BANCORP 2018-CRE3	BANK 2017-BNK8
	COMPANION	COMPANION
BAMLL 2016-ASHF-SPECIAL	BANCORP 2018-CRE4	BANK 2017-BNK9
SERVIC
BAMLL 2016-ISQR	BANCORP 2018-CRE4	BANK 2017-BNK9
	COMPANION	COMPANION
BAMLL 2016-SS1	BANCORP BANK WAREHOUSE	BANK 2018-BNK10
BAMLL 2017-SCH	BANK 2017-BNK4	BANK 2018-BNK10
COMPANION
BAMLL 2017-SCH	BANK 2017-BNK4 COMPANION	BANK 2018-BNK11
COMPANION
BAMLL 2018-DSNY	BANK 2017-BNK5	BANK 2018-BNK11
COMPANION
BANC OF AMERICA COMM	BANK 2017-BNK5 COMPANION	BANK 2018-BNK12
MTG 2007-3
BANCORP 2016 CRE1	BANK 2017-BNK6	BANK 2018-BNK12
COMPANION
BANCORP 2016 CRE1	BANK 2017-BNK6 COMPANION	BANK 2018-BNK13
COMPANION
BANCORP 2017-CRE2	BANK 2017-BNK7	BANK 2018-BNK13
COMPANION
BANCORP 2017-CRE2	BANK 2017-BNK7 COMPANION	BANK 2018-BNK14
COMPANION
BANCORP 2018-CRE3	BANK 2017-BNK8	BANK 2018-BNK14
COMPANION

APPENDIX A

BANK 2018-BNK15	BANK 2019-BNK21 COMPANION	BAYVIEW WAREHOUSE
BANK 2018-BNK15	BANK 2019-BNK22	BB 2013-TYSN
COMPANION
BANK 2019-BNK16	BANK 2019-BNK22 COMPANION	BB&T WAREHOUSE
BANK 2019-BNK16	BANK 2019-BNK23	BBCMS 2014-BXO
COMPANION
BANK 2019-BNK17	BANK 2019-BNK23 COMPANION	BBCMS 2015-MSQ
BANK 2019-BNK17	BANK 2019-BNK24	BBCMS 2015-MSQ
COMPANION		COMPANION
BANK 2019-BNK18	BANK 2019-BNK24 COMPANION	BBCMS 2015-SLP
BANK 2019-BNK18	BANK OF AMERICA	BBCMS 2015-SLP MZ A
COMPANION	WAREHOUSE
BANK 2019-BNK19	BANK OF NEW YORK MELLON	BBCMS 2016-ETC
BANK 2019-BNK19	BARCLAYS WAREHOUSE	BBCMS 2016-ETC COMPANION
COMPANION
BANK 2019-BNK20	BASIS BIG REAL ESTATE	BBCMS 2017 C1 Companion
WAREHOUSE
BANK 2019-BNK20	BASIS RE CAPITAL II (REPO)	BBCMS 2017-C1
COMPANION
BANK 2019-BNK21	Bayview Commercial Mortgage	BBCMS 2017-GLKS
Finance LLC

APPENDIX A

BBCMS 2018-BXH	BB-UBS 2012-TFT	BERRY ENTERPRISES
WAREHOUSE
BBCMS 2018-C2	BDS 2018-FL1 COMPANION	BHMS 2014-ATLS
BBCMS 2018-C2 COMPANION	BDS 2018-FL2	BHMS 2018-ATLS
BBCMS 2018-CHR	BDS 2018-FL2 COMPANION	BHR 2018-PRME
BBCMS 2018-CHRS	BDS 2019-FL4	BLACKROCK WELLS FARGO
COMPANION		WH
BBCMS 2018-EXCL	BDS 2019-FL4 COMPANION	BLACKSTONE (BRE/MWT)
BBCMS 2018-RRI	BENCHMARK 2018-B1	BLCP 2014-CLRN
BBCMS 2019-C4	BENCHMARK 2018-B1	BMARK 2018- B5
COMPANION
BBCMS 2019-C4 COMPANION	BENCHMARK 2019-B9	BMARK 2018-B4
BBCMS 2019-CLP	BENCHMARK 2019-B9	BMARK 2018-B4 COMPANION
COMPANION
BBCRE 2015-GTP	BENEFIT REPO	BMARK 2018-B5 COMPANION
BBSG 2016-MRP	BENEFIT STREET PARTNERS	BMC MORTGAGES VI
BB-UBS 2012-SHOW	BENEFIT STREET PARTNERS	BRDIGE BDS III WELLS REPO
WH

APPENDIX A

BRIDGE CRE 2018-FL1	BSC04PWR6	BSC99WF2
BRIDGE CRE 2019-FL3	BSC05PWR10	BSCM02TOP8
BRIDGE CRE 2019-FL3	BSC05PWR7	BSCM03TOP10
COMPANION
BRIGADE CAPITAL MGMT	BSC05PWR8	BSCM03TOP12
WAREHOUSE
BROE WAREHOUSE	BSC05PWR9	BSCM04TOP14
BS01TOP2	BSC06PWR11	BSCM04TOP16
BSB06001	BSC06PWR12	BSCM05TOP18
BSC00WF2	BSC06PWR13	BSCM06TOP22
BSC02TP6	BSC06PWR14	BSCM06TOP24
BSC03PWR2	BSC07PWR15	BSCM07TOP26
BSC04PWR3	BSC07PWR16	BSCM07TOP28
BSC04PWR4	BSC07PWR17	BSCM07TOP28 (COMPANION)
2_STARWOOD
BSC04PWR5	BSC07PWR18	BSCMS05TOP20

APPENDIX A

BSCMS05TOP20 (COMPANION)	BXHTL 2015-DRMZ MZ B	CAPITAL TRUST, INC
1_NYLIFE
BSCMS05TOP20 (COMPANION)	BXHTL 2015-JWRZ	CAPLEASE CDO 2005-1
2_HARTFORDLIFE
BSCMS05TOP20 (COMPANION)	BXP 2017-CC	CARMEL PARTNERS
3_METLIFE
BSCMS05TOP20	BXP 2017-CC COMPANION	CBA-MEZZANINE CAPITAL
(COMPANION)_LANDESBANK BSPCC I WAREHOUSE	BXP 2017-GM	FINANCE, CD 2006-CD2
BSPCC II WAREHOUSE	BXP 2017-GM COMPANION	CD 2006-CD3
BSPRT BB FIX WAREHOUSE	BXT 2017-CQHP	CD 2007-CD4
BSPRT SUB LENDER II, LLC	CAMB 2019-LIFE	CD 2007-CD4 COMPANION
WH
BUCHANAN FUND V	CANTOR CRE LENDING LP	CD 2007-CD5
BUCHANAN MORTGAGE	CANTOR REPO WITH MET LIFE	CD 2016 CD2
CAPITAL
BWAY 2013-1515	CAPITAL LEASE WAREHOUSE-	CD 2016-CD2 COMPANION
398
BWAY 2015-1740	CAPITAL LEASE WAREHOUSE-	CD 2017-CD5
526
BX 2018-IND	CAPITAL SOURCE RELT 2006-A	CD 2017-CD5 COMPANION

APPENDIX A

CD 2017-CD6	CG FUNDING IIII LLC	CGCMT 2015-GC33
CD 2017-CD6 COMPANION	CGBAM 2014-HD	CGCMT 2015-GC33 Companion
CF TRANS SELLER II	CGBAM 2014-HD COMPANION	CGCMT 2015-P1
WAREHOUSE
CFCRE 2015-RUM	CGCMT 2013-GC15	CGCMT 2015-P1 Companion
CFCRE 2016-C3	CGCMT 2013-GC17	CGCMT 2015-SSHP
CFCRE 2016-C3 COMPANION	CGCMT 2014-GC19	CGCMT 2016-C1
CFCRE 2016-C4	CGCMT 2014-GC19 COMPANION	CGCMT 2016-C1 COMPANION
CFCRE 2016-C6	CGCMT 2014-GC21	CGCMT 2016-GC36-SPECIAL
SERVIC
CFCRE 2016-C6 COMPANION	CGCMT 2014-GC25	CGCMT 2016-GC37
CFCRE 2017-C8	CGCMT 2015-101A	CGCMT 2016-P3
CFCRE 2017-C8 COMPANION	CGCMT 2015-GC27	CGCMT 2016-P4
CG FUNDING I LLC	CGCMT 2015-GC27 COMPANION	CGCMT 2016-P4 COMPANION
CG FUNDING II LLC	CGCMT 2015-GC31	CGCMT 2017-1500

APPENDIX A

CGCMT 2017-B1	CGMS 2017-MDDR POOL B	CITIGROUP 2007-C6
(COMPANION)
CGCMT 2017-B1 COMPANION	CGMS 2017-MDDR POOL C	CITIGROUP 2012-GC8
CGCMT 2017-P7	CGRBS 2013-VNO5TH	CITIGROUP 2012-GC8
COMPANION
CGCMT 2017-P7 COMPANION	CGWF 2013-RKWH	CITIGROUP 2013-375P
CGCMT 2017-P8	CGWF 2013-RKWH COMPANION	CITIGROUP 2013-375P
COMPANION
CGCMT 2017-P8 COMPANION	CHASE 1999-2	CITIGROUP 2013-GCJ11
CGCMT 2018-C6	CHASE 2000-3	CITIGROUP 2013-SMP
CGCMT 2018-C6 COMPANION	CHINA ORIENT ENHANCED	CITIGROUP GLOBAL
	INCOME	MARKETS REALTY CORP
CGCMT 2019-C7	CHT 2017-COSMO	CLAROS MORTGAGE TRUST
WAREHOUSE
CGCMT 2019-C7 COMPANION	CIBC	CLI INSURANCE SERVICING
CGCMT 2019-GC43	CITI REAL ESTATE FUNDING	CLMT 2016-CLNE
WH
CGCMT 2019-GC43	CITIGROUP 2006 C5	CLNC CREDIT 6 LLC
COMPANION
CGMS 2017-MDDR POOL A	CITIGROUP 2007-C6	CLNC Credit 7, LLC

APPENDIX A

CLNS 2017-IKMZ	COLONY CDCFIV WAREHOUSE	COMM 2012-CCRE4
COMPANION
CLNS 2017-IKMZ COMPANION	COLONY COLFINNOMA	COMM 2012-LC4
WAREHOUSE
CLNS 2017-IKPR	COLONY NORTHSTAR AMC	COMM 2013-CCRE10
OPCO WH
CMAT 1999 C1	Colony Northstar Credit Real Estate	COMM 2013-CCRE10
	Inc	COMPANION
CMTG GS FINANCE (MACK	COLONY NSTAR (CLNC Credit 8	COMM 2013-CCRE12
RE)	LLC) REPO
CMTG SG Finance LLC	COLUMN FINANCIAL	COMM 2013-CCRE13
CMTG/CN MORTGAGE REIT	COMM 2009-K3	COMM 2013-CCRE6
LLC (MA
COBALT 2006-C1	COMM 2009-K4 PRIMARY	COMM 2013-CCRE6
COMPANION
COBALT 2007- C3	COMM 2010-C1	COMM 2013-FL3 COMPANION
COBALT 2007- C3	COMM 2012-CCRE1	COMM 2013-SFS
COMPANION
COBALT 2007-C2	COMM 2012-CCRE2	COMM 2013-THL
COBALT 2007-C2 COMPANION	COMM 2012-CCRE3	COMM 2013-WWP
COLD 2017-ICE3	COMM 2012-CCRE4	COMM 2013-WWP
COMPANION

APPENDIX A

COMM 2014-277P	COMM 2014-UB6 PRIMARY	COMM 2015-CCRE26
ONLY
COMM 2014-BBG	COMM 2014-UBS3	COMM 2015-CCRE26
COMPANION
COMM 2014-CCRE14	COMM 2014-UBS3 COMPANION	COMM 2015-LC23
COMM 2014-CCRE14	COMM 2014-UBS5	COMM 2015-LC23
COMPANION		COMPANION
COMM 2014-CCRE15 PRIMARY	COMM 2014-UBS5 COMPANION	COMM 2015-PC1
COMM 2014-CCRE20	COMM 2015 -3BP	COMM 2015-PC1 COMPANION
COMM 2014-CCRE20	COMM 2015-CCRE22	COMM 2016-787S
COMPANION
COMM 2014-FL4	COMM 2015-CCRE22	COMM 2016-787S COMPANION
COMPANION
COMM 2014-FL5	COMM 2015-CCRE23	COMM 2016-CCRE28
COMM 2014-LC15	COMM 2015-CCRE23	COMM 2016-DC2
COMPANION
COMM 2014-LC15	COMM 2015-CCRE24	COMM 2016-DC2 COMPANION
COMPANION
COMM 2014-LC17	COMM 2015-CCRE24	COMM 2017-DLTA
COMPANION
COMM 2014-PAT	COMM 2015-CCRE25	COMM 2017-PANW

APPENDIX A

COMM 2018-HOME	CPTS 2019-CPT COMPANION	CSAIL 2018-C14
COMM 2018-HOME	CRE/AFS ESCROW ONLY LOANS	CSAIL 2018-C14 COMPANION
COMPANION
COMM07FL14	CRESS 2008-1	CSAIL 2018-CX12 COMPANION
CDO_PLAZAELSEGUNDO
COMM07FL14 (COMPANION)	CREST 2003-2	CSCMC 2007-C4
2_SOCIETE GENERAL
COMM07FL14 (NONPOOLED)	CS FIRST BOSTON 1998 C2	CSCMT 2007-C2
COMMUNITY SOUTH BANK	CSAIL 2015-C2	CSCMT 2007-C3
PORTFOLIO
CORE 2015- TEXW	CSAIL 2015-C2 COMPANION	CSF99C01
CORE 2015-CALW	CSAIL 2015-C4	CSFB 2006-C2
CORE 2015-WEST	CSAIL 2016-C7	CSFB94CFB1
CORE 2019-CORE	CSAIL 2016-C7 COMPANION	CSMC 2014-USA
COUNTRYWIDE 2007-MF1	CSAIL 2017-C8	CSMC 2016-MFF
CPLV 2017-VICI	CSAIL 2017-C8 COMPANION	CSMC 2016-NXSR
CPTS 2019-CPT	CSAIL 2018 -CX12	CSMC 2016-NXSR
COMPANION

APPENDIX A

CSMC 2017-CHOP	DBJPM 2016-C1 COMPANION	DCOT 2019-MTC
CSMC 2017-PFHP	DBJPM 2016-SFC	DCOT 2019-MTC COMPANION
CSMC 2017-TIME	DBJPM 2016-SFC COMPANION	DELPHI CRE FUNDING
(ACORE WAREHOUSE)
CSMC 2018-SITE	DBUBS 2011- LC3	DESERT RIDGE MEZZ A
WAREHOUSE
CSMC 2018-SITE COMPANION	DBUBS 2011-LC1	DEUTSCHE TRUST COMPANY
LIMITED
CST 2017-SKY	DBUBS 2011-LC1 COMPANION	DEXIA REAL ESTATE
CAPITAL MARK
CSWF 2018-TOP	DBUBS 2011-LC2	DLJ 1998-CG1
DAVIS COMPANIES	DBUBS 2017-BRBK	DLJ 1999-CG1
WAREHOUSE
DBCCRE 2014-ARCP	DBUBS 2017-BRBK COMPANION	DLJ 1999-CG2
DBCG 2017-BBG	DBWF 2015-LCM	DLJ 1999-CG3
DBGS 2018-1	DBWF 2016-85T	DMARC 1998-C1
DBGS 2018-C1 COMPANION	DBWF 2016-85T COMPANION	DOLLAR GENERAL
DBJPM 2016-C1	DBWF 2018-AMXP	DRAWBRIDGE WAREHOUSE

APPENDIX A

ELLIOTT WAREHOUSE	FORT 2018-1	FREMF 2010-K9
ENERGY PLAZA LEASE	FORT CRE 2016-1	FREMF 2011 K12 PRIMARY
TRUST 2002		ONLY
FG MANAGEMENT	FORT CRE 2018-1 COMPANION	FREMF 2011-K10 - PRIMARY
(FGUSRED) WAREHOE		ONLY
FII F DEBT ACCT PTE LTD	FORTRESS (CF TRANS HOLDCO	FREMF 2011-K11
LLC) WAREHOUSE
First Tennessee Bank	FORTRESS CREDIT CORP	FREMF 2011-K13
WAREHOUSE
FIRSTKEY MASTER SELLER 1	FORTRESS REPO WITH NATIXIS	FREMF 2011-K14 PRIMARY
LLC (		ONLY
FIVE MILE WAREHOUSE	FOUR TIMES SQUARE 2006 - 4TS	FREMF 2011-K15
FIVE MILE WAREHOUSE (GS)	FREDDIE MAC 2010 K-SCT	FREMF 2011-K16 - PRIMARY
ONLY
FKL 2015-SFR1	FREDDIE MAC WHOLE LOAN	FREMF 2011-K701
FUND -H
FKL SELLER 1 LLC -WF REPO	FREDDIE MAC-WHOLE LOAN	FREMF 2011-K702
FUND 20
FMPRE 2017-KT02	FREMF 2010-K6 PRIMARY ONLY	FREMF 2011-K703
FMPRE 2018-KT03	FREMF 2010-K7	FREMF 2011-K704
FNMA World Savings	FREMF 2010-K8	FREMF 2011-KAIV PRIMARY
ONLY

APPENDIX A

FREMF 2012 - K19 PRIMARY	FREMF 2012-K711	FREMF 2013-K34
ONLY
FREMF 2012-K17 PRIMARY	FREMF 2012-KP01 PRIMARY	FREMF 2013-K35 (PRIMARY)
AND SPECIAL	ONLY
FREMF 2012-K18 - PRIMARY	FREMF 2013 K28 (PRIMARY)	FREMF 2013-K712 PRIMARY
ONLY		ONLY
FREMF 2012-K20	FREMF 2013 K29 (MASTER)	FREMF 2013-KS01 PRIMARY
FREMF 2012-K21 - PRIMARY	FREMF 2013 K30 MASTER	FREMF 2014 - K503-SPECIAL
ONLY		SERV
FREMF 2012-K22 (PRIMARY	FREMF 2013 K32 PRIMARY	FREMF 2014 K37 (PRIMARY)
ONLY)	ONLY
FREMF 2012-K23	FREMF 2013 K713	FREMF 2014 K39 PRIMARY
FREMF 2012-K705 - PRIMARY	FREMF 2013-K24 (PRIMARY	FREMF 2014 K715
ONLY	ONLY)
FREMF 2012-K706	FREMF 2013-K25	FREMF 2014 KS02
FREMF 2012-K707	FREMF 2013-K26	FREMF 2014-K36
FREMF 2012-K708	FREMF 2013-K27	FREMF 2014-K38 PRIMARY
FREMF 2012-K709 - PRIMARY	FREMF 2013-K31	FREMF 2014-K40
ONLY
FREMF 2012-K710 PRIMARY	FREMF 2013-K33	FREMF 2014-K41 (PRIMARY)
ONLY

APPENDIX A

FREMF 2014-K714	FREMF 2015-K47	FREMF 2015-KJ01 (PRIMARY)
FREMF 2014-K716	FREMF 2015-K48	FREMF 2015-KJ02
FREMF 2014-K717 PRIMARY	FREMF 2015-K49	FREMF 2015-KP02 (Primary
Only)
FREMF 2014-KF04	FREMF 2015-K50 (PRIMARY)	FREMF 2015-KS03
FREMF 2014-KF05	FREMF 2015-K51	FREMF 2016 K504
FREMF 2014-KX01 (PRIMARY)	FREMF 2015-K719	FREMF 2016 K52 (PRIMARY)
FREMF 2015 - K718	FREMF 2015-K720	FREMF 2016 K53
FREMF 2015-K1501 PRIMARY	FREMF 2015-K721	FREMF 2016 K54 (PRIMARY)
FREMF 2015-K42	FREMF 2015-KF07 (PRIMARY)	FREMF 2016 K55
FREMF 2015-K43 (PRIMARY)	FREMF 2015-KF09 (Primary Only)	FREMF 2016 K56 (PRIMARY)
FREMF 2015-K44	FREMF 2015-KF10 (PRIMARY)	FREMF 2016 K57
FREMF 2015-K45	FREMF 2015-KF11	FREMF 2016 K722 (PRIMARY)
FREMF 2015-K46 PRIMARY	FREMF 2015-KF12	FREMF 2016 KBAM (PRIMARY
AND SPECIAL)
FREMF 2016 KC01 (PRIMARY AND SPECIAL)	FREMF 2016 KJ08 (PRIMARY AND SPECIAL)	FREMF 2016-KJ07-SPECIAL SERVIC
FREMF 2016 KF13 (PRIMARY)	FREMF 2016 KP03 (PRIMARY)	FREMF 2016-KJ09 (PRIMARY
AND SPECIAL)

APPENDIX A

FREMF 2016 KF14	FREMF 2016 KS06	FREMF 2017-K61
FREMF 2016 KF15	FREMF 2016 KS07	FREMF 2017-K62
FREMF 2016 KF17 (PRIMARY)	FREMF 2016 KW01	FREMF 2017-K63-SPECIAL
SERVICE
FREMF 2016 KF18 (PRIMARY	FREMF 2016 KX02 (PRIMARY)	FREMF 2017-K64
AND SPECIAL)
FREMF 2016 KF19	FREMF 2016-K59	FREMF 2017-K65
FREMF 2016 KF20 (PRIMARY	FREMF 2016-K60	FREMF 2017-K66
AND SPECIAL)
FREMF 2016 KF21 (PRIMARY)	FREMF 2016-K723 (PRIMARY	FREMF 2017-K67
AND SPECIAL)
FREMF 2016 KF23 (PRIMARY	FREMF 2016-KF16-SPECIAL	FREMF 2017-K68
AND SPECIAL)	SERVIC
FREMF 2016 KIR1	FREMF 2016-KF24 (PRIMARY)	FREMF 2017-K69
FREMF 2016 KJ03 (PRIMARY	FREMF 2016-KF25 (PRIMARY)	FREMF 2017-K70
AND SPECIAL)
FREMF 2016 KJ05 (PRIMARY	FREMF 2016-KJ04-SPECIAL	FREMF 2017-K71
AND SPECIAL)	SERVIC

APPENDIX A

FREMF 2017-K725	FREMF 2017-KF35	FREMF 2017-KJ16
FREMF 2017-K726	FREMF 2017-KF36	FREMF 2017-KJ17
FREMF 2017-K727	FREMF 2017-KF37	FREMF 2017-KJ18
FREMF 2017-K728	FREMF 2017-KF38	FREMF 2017-KL01
FREMF 2017-K729	FREMF 2017-KF39	FREMF 2017-KP04
FREMF 2017-KBF1	FREMF 2017-KF40	FREMF 2017-KS08
FREMF 2017-KF27	FREMF 2017-KF41	FREMF 2017-KS09
FREMF 2017-KF28	FREMF 2017-KGS1	FREMF 2017-KSW3 SPECIAL
SERVICE
FREMF 2017-KF29	FREMF 2017-KJ11	FREMF 2017-KT01
FREMF 2017-KF30	FREMF 2017-KJ12	FREMF 2017-KW02
FREMF 2017-KF31	FREMF 2017-KJ13	FREMF 2017-KW03
FREMF 2017-KF32	FREMF 2017-KJ14	FREMF 2018 - KI03 SPECIAL
SERV
FREMF 2017-KF34	FREMF 2017-KJ15	FREMF 2018-K1505

APPENDIX A

FREMF 2018-K1506	FREMF 2018-K80	FREMF 2018-KF47
FREMF 2018-K1507	FREMF 2018-K81	FREMF 2018-KF48
FREMF 2018-K1508	FREMF 2018-K82	FREMF 2018-KF49
FREMF 2018-K72	FREMF 2018-K83	FREMF 2018-KF50
FREMF 2018-K73	FREMF 2018-K84	FREMF 2018-KF51
FREMF 2018-K730	FREMF 2018-K86	FREMF 2018-KF52
FREMF 2018-K731	FREMF 2018-KBF2	FREMF 2018-KF53
FREMF 2018-K732	FREMF 2018-KBX1	FREMF 2018-KF55
FREMF 2018-K75	FREMF 2018-KF42	FREMF 2018-KF56
FREMF 2018-K76	FREMF 2018-KF43	FREMF 2018-KHG1
FREMF 2018-K77	FREMF 2018-KF44	FREMF 2018-KI01
FREMF 2018-K78	FREMF 2018-KF45	FREMF 2018-KI02
FREMF 2018-K79	FREMF 2018-KF46	FREMF 2018-KJ19

APPENDIX A

FREMF 2018-KJ20	FREMF 2018-KX03	FREMF 2019-K87
FREMF 2018-KJ22	FREMF 2019 - K93	FREMF 2019-K88
FREMF 2018-KJ23	FREMF 2019-K100	FREMF 2019-K89
FREMF 2018-KL02	FREMF 2019-K101	FREMF 2019-K90
FREMF 2018-KL03	FREMF 2019-K102	FREMF 2019-K92
FREMF 2018-KP05	FREMF 2019-K103	FREMF 2019-K94
FREMF 2018-KS10	FREMF 2019-K1510	FREMF 2019-K95
FREMF 2018-KSL1	FREMF 2019-K1511	FREMF 2019-K96
FREMF 2018-KSW4	FREMF 2019-K1512	FREMF 2019-K97
FREMF 2018-KW04	FREMF 2019-K1513	FREMF 2019-K98
FREMF 2018-KW05	FREMF 2019-K1514	FREMF 2019-K99
FREMF 2018-KW06	FREMF 2019-K734	FREMF 2019-KBF3
FREMF 2018-KW07	FREMF 2019-K735	FREMF 2019-KC04

APPENDIX A

FREMF 2019-KC05	FREMF 2019-KF70	FREMF 2019-KW10
FREMF 2019-KC06	FREMF 2019-KF72	FRESB 2018-SB47
FREMF 2019-KC07	FREMF 2019-KF73	FRESB 2018-SB50
FREMF 2019-KF57	FREMF 2019-KF736	FRESB 2018-SB51
FREMF 2019-KF60	FREMF 2019-KJ25	FRESB 2018-SB53
FREMF 2019-KF61	FREMF 2019-KJ26	FRESB 2018-SB55
FREMF 2019-KF62	FREMF 2019-KJ27	FRESB 2018-SB57
FREMF 2019-KF63	FREMF 2019-KL04	FRESB 2019-SB58
FREMF 2019-KF64	FREMF 2019-KS11	FRESB 2019-SB60
FREMF 2019-KF65	FREMF 2019-KS12	FRESB 2019-SB61
FREMF 2019-KF66	FREMF 2019-KS13	FRESB 2019-SB62
FREMF 2019-KF67	FREMF 2019-KW08 SPECIAL	FRESB 2019-SB65
SERVIC
FREMF 2019-KF68	FREMF 2019-KW09	FRESB 2019-SB66

APPENDIX A

FRESB 2019-SB67	FUNB 2001 C2 B NOTES	GEMINI ALTO CENTERVILLE
WAREHOUSE
FRESB 2019-SB68	FUNB 2001 C3 B NOTES	GERMAN AMERICAN
CAPITAL CORPORATION
WARE
FRESB 2019-SB69	FUNB/CHASE 1999 C2	GOLDMAN 2006-GG6
FRETE 2017-ML01	FUNB99C1	GOLDMAN 2006-GG6
COMPANIONS
FRETE 2017-ML03	FUNB-BA 2001 C1	GOLDMAN 2006-GG8
FRETE 2018-ML04	GAHR 2015-NRF	GOLDMAN 2007-GG10
FRETE 2019-ML06	GCCP H-1, LLC (GROSSMAN)	GOLDMAN 2007-GG10
COMPANION
FS CREIT FINANCE GS1	GE 2002 C2	GOLDMAN 2010-K5 -
PRIMARY ONLY
FS CREIT FINANCE WF-1 LLC	GE 2006 C1	GOLDMAN SACHS 2005-ROCK
FS RIALTO 2019- FL1 CLO	GECC 2002-1	GOLDMAN SACHS
PARTIC		WAREHOUSE
FS RIALTO 2019-FL1	GECC 2002-3	GP COMMERCIAL WF LLC
REPO
FUNB 2000 C2	GECMC 2004 C2	GPMT 2018-FL1
FUNB 2001 C2	GECMC 2007-C1	GPMT 2018-FL1 COMPANION

APPENDIX A

GPMT 2019-FL2	GREENWICH CCFC 2007-GG11	GSMS 2012-GCJ9
GPMT 2019-FL2 COMPANION	GREENWICH CCFC 2007-GG11	GSMS 2012-SHOP
COMPANION
GRACE 2014-GRCE	GREENWICH CCFC 2007-GG9	GSMS 2012-TMSQ
Grand Avenue CRE 2019-FL1	GREENWICH CCFC 2007-GG9	GSMS 2013-GC10
COMPANION
GRAND PACIFIC BUSINESS	GS 2017-STAY	GSMS 2013-GC13
LOAN TRUST 2005-1
GRANITE WAREHOUSE	GSMS 2010-C2	GSMS 2013-GCJ12
GRASS RIVER SUB	GSMS 2010-C2 COMPANION	GSMS 2013-GCJ14
AGREEMENT
GREENWICH CAPITAL	GSMS 2011-GC3	GSMS 2013-GCJ16
FINANCIAL PRODUCTS INC
GREENWICH CCFC 05 GG5	GSMS 2011-GC5	GSMS 2013-KING
(COMPANION)
GREENWICH CCFC 2002 C1	GSMS 2012-ALOHA	GSMS 2014-GC18
GREENWICH CCFC 2003-C2	GSMS 2012-BWTR	GSMS 2014-GC22
GREENWICH CCFC 2004-GG1	GSMS 2012-GCJ7	GSMS 2014-GC22 COMPANION
GREENWICH CCFC 2005-GG5	GSMS 2012-GCJ7 COMPANION	GSMS 2014-GC26

APPENDIX A

GSMS 2015-590M	GSMS 2017-GS7 COMPANION	GSMS 2018-RIVR
GSMS 2015-590M COMPANION	GSMS 2017-GS8	GSMS 2018-SRP5
GSMS 2015-GC28	GSMS 2017-GS8 COMPANION	GSMS 2018-TWR
GSMS 2015-GC34	GSMS 2017-SLP	GSMS 2019-GC38
GSMS 2015-GC34 COMPANION	GSMS 2017-SLP COMPANION	GSMS 2019-GC38 COMPANION
GSMS 2015-GS1	GSMS 2017-SLP REIT	GSMSC 2010-C1
GSMS 2016 GS4	GSMS 2018-3PCK	GSMSC 2010-C1 COMPANION
GSMS 2016-GS4 COMPANION	GSMS 2018-CHILL	H/2 SO IV FUNDING I (WF
SUB)
GSMS 2016-RENT	GSMS 2018-GS10	Hana Alternative Private Real
Estate Trust No. 70
GSMS 2016-RENT	GSMS 2018-GS10 COMPANION	Hana Alternative Private Real
COMPANION		Estate Trust No. 71
GSMS 2017-375H	GSMS 2018-GS9	Hancock Capital Investment
Management
GSMS 2017-500K	GSMS 2018-GS9 COMPANION	HANCOCK/OPTUM BANK
WAREHOUSE
GSMS 2017-GS7	GSMS 2018-LUAU	HANGANG WAREHOUSE

APPENDIX A

HBST 2015-HBS	IMT 2017-APTS	JLC WAREHOUSE I LLC
HILLCREST WAREHOUSE	Inland Mortgage Capital LLC	JLC WAREHOUSE II LLC
Warehouse
HILTON 2016-HHV	Inland Mortgage Lending REPO	JLC WAREHOUSE IV LLC
(DEUTSCHE REPO)
HILTON 2016-HHV	Inpoint CS Loan (soundpoint Credit	JLC WH & MEZZ VI LLC
COMPANION	Suisse Repo)	(JEFFRIES REPO)
HILTON 2016-SFP	INPOINT JPM WAREHOUSE	John Hancock GA Mortgage Trust
HMH 2017-NSS	INPOINT REIT OPERATING	JP MORGAN CHASE
PARTNER
HUDSON YARDS 2016-10HY	Invesco CMI Investments, LP	JPM 2012-CIBX COMPANION
HUDSON YARDS 2016-10HY	IRVINE CORE OFFICE TRUST	JPM Hilton Orlando Trust 2018-
COMPANI	2013-IRV	HLTNO
HUDSON YARDS 2019-30HY	JAX 2019-LIC	JPM06CIBC15
HUDSON YARDS 2019-30HY	JAX 2019-LIC COMPANION	JPM06CIBC17
COMPANI
HUDSON YARDS 2019-55HY	JEMB MADISON AVE LLC	JPM07CIBC19
(BASIS I - 292 MAD)
HUDSON YARDS 2019-55HY	JLC V WAREHOUSE	JPM08C2
COMPANI
HYUNDAI INVESTMENTS	JLC VII WAREHOUSE	JPM2007LDP12
(10HY MEZZ

APPENDIX A

JPMBB 2013-C15	JPMBB 2015-C30 COMPANION	JPMC 2006-LDP9
JPMBB 2013-C15 COMPANION	JPMBB 2015-C32	JPMC 2006-LDP9 COMPANION
JPMBB 2013-C17	JPMBB 2015-C32 COMPANION	JPMC 2012-CIBX
JPMBB 2013-C17 COMPANION	JPMBB 2015-C33	JPMC 2014-C20
JPMBB 2014-C21	JPMBB 2015-C33 Companion	JPMC 2014-C20 COMPANION
JPMBB 2014-C22	JPMBB 2016-C1	JPMC03LN1
JPMBB 2014-C23	JPMC 2002 C2	JPMCC 2007-LDP10
JPMBB 2014-C24	JPMC 2002 CIBC5	JPMCC 2007-LDP10
COMPANION
JPMBB 2014-C25	JPMC 2003 CIBC6	JPMCC 2007-LDP11
JPMBB 2014-C25 COMPANION	JPMC 2003 ML1	JPMCC 2007-LDP11
COMPANION
JPMBB 2015-C28	JPMC 2003-C1	JPMCC 2012-C6
JPMBB 2015-C29	JPMC 2005-LDP2	JPMCC 2013-C16
JPMBB 2015-C30	JPMC 2006-LDP7	JPMCC 2013-C16 COMPANION

APPENDIX A

JPMCC 2014-DSTY	JPMCC 2017-FL10	JPMDB 2017-C5
JPMCC 2014-FL5	JPMCC 2017-FL10 COMPANION	JPMDB 2017-C5 COMPANION
JPMCC 2014-FL5 COMPANION	JPMCC 2017-JP7	JPMDB 2018-C8
JPMCC 2015-JP1	JPMCC 2017-MARK	JPMDB 2018-C8 COMPANION
JPMCC 2015-JP1 COMPANION	JPMCC 2017-MARK COMPANION	JW MARRIOTT 2017 MEZZ
JPMCC 2016-ASH	JPMCC 2018-ASH8	KGS-ALPHA RECM WH REPO
W/ CITIBANK
JPMCC 2016-COSMO	JPMCC 2018-LAQ (La Quinta	KIWOOM 18 WAREHOUSE
Hotel
JPMCC 2016-JP2	JPMCC 2018-PTC	KIWOOM NONGHYUP
WAREHOUSE
JPMCC 2016-JP2 COMPANION	JPMCC 2018-PTC COMPANION	KTB CRE Debt Fund No. 14-1 and
KTB CRE Debt Fund No. 14-2
JPMCC 2016-JP4	JPMDB 2016-C2	LADDER CAPITAL LLC REPO
JPMCC 2016-JP4 COMPANION	JPMDB 2016-C2 COMPANION	LADDER CAPITALVIII REPO
JPMCC 2016-NINE	JPMDB 2016-C4	LADDER DEUTSCHE REPO
JPMCC 2016-NINE	JPMDB 2016-C4 COMPANION	LADDER JPM REPO
COMPANION

APPENDIX A

LADDER MET LIFE REPO	LB UBS 2004 C7	LB-UBS 2005 C7
LADDER VI REIT	LB UBS 2004 C8	LB-UBS 2005-C7 COMPANION
WAREHOUSE
LADDER VI TRS WAREHOUSE	LB UBS 2004 C8 COMPANION	LB-UBS 2006 C1
LADDER WELLS FARGO REPO	LB UBS 2005 C1	LB-UBS 2006 C1 COMPANION
LB 1998 C4	LB UBS 2005 C1 COMPANION	LB-UBS 2006 C3
LB 1999 C1	LB UBS 2006-C4	LB-UBS 2006-C3 COMPANION
LB UBS 2001 C3	LB UBS 2006-C4 COMPANION	LB-UBS 2007-C2
LB UBS 2002 C2	LB UBS 2006-C6	LB-UBS 2007-C6
LB UBS 2003 C8	LB UBS 2006-C7	LB-UBS 2007-C6
(COMPANION)
LB UBS 2004 C1	LB UBS 2007-C2 COMPANION	LB-UBS 2007-C7
LB UBS 2004 C4	LB UBS 2008-C1	LBUBS05C2
LB UBS 2004 C6	LB-UBS 2003-C1	LBUBS05C3
LB UBS 2004 C6 COMPANION	LB-UBS 2005 C5	LBUBS2005C2 COMPANION

APPENDIX A

LBUBS2005C3 COMPANION	LOANCORE (JEFFERIES)	M360 2018-CRE1 COMPANION
WAREHOUSE
LCCM 2014-909	LOANCORE CAPITAL REIT	M360 2019-CRE2
WAREHOUSE
LCCM 2017-FL1	LONE STAR REPO WITH WELLS	M360 2019-CRE2 COMPANION
FARGO
LCCM 2017-FL2	LONESTAR (RELIUS)	M360 JP WAREHOUSE
WAREHOUSE 2013
LCCM 2017-FL2 COMPANION	LONESTAR REPO WITH CB	M360 MCREIF WAREHOUSE
LCCM 2017-LC26	LSTAR 2015-3	M360 WH-1 FL Seller, LLC
LCCM 2017-LC26 COMPANION	LSTAR 2016-4	MACH II HILLCREST
INVESMENTS
LCCM2013GCP	LSTAR 2017-5	MACK RE (DEUTSCHE BANK
REPO)
LCF UBS Bank Repo	LSTAR 2017-5 COMPANION	MACK RE BAR
LCRT HOLDINGS LLC	LSTAR I LLC REPO	MAD 2017-330M
WAREHOUSE
LEHMAN BROTHERS	LSTAR II LLC (CITIREPO)	MAGUIRE CAPITAL GROUP
WAREHOUSE		WH
LEHMAN-UBS 2005 C5	LVS II SPE XXI (PIMCO WH)	MAIDEN 2008-1
COMPANION
LIBREMAX WAREHOUSE	M360 2018-CRE CLO	MAN REAL ESTATE DEBT
INVESTMENT

APPENDIX A

MARATHON ASSET	MIDDLE MARKET BANKING	MLCFC06-4
MANAGEMENT, LLC
MARATHON MAM REPO	MILLINIUM INMARK	MLCFC07-5
NONGHYUP
MARATHON REAL ESTATE	Mirae Asset Management	MLCFC07-5
CDO 2006-1		(COMPANION)_LEXINGTON
MC FIVE MILE SPE B LLC	MKP CREDIT MASTER FUND	MLCFC07-6
(COLUMN REPO)	MEZZANINE
MERRILL LYNCH 2008-C1	MKP CREDIT MASTER FUND	MLCFC07-6
	WAREHOUSE	(COMPANION)_ASTAR
MEZZ CAP 2004-C1	ML 1997-C2	MLCFC07-8
MEZZ CAP 2004-C2	ML 1998-C3	MLCFC07-9
MEZZ CAP 2005-C3	ML-CFC 2006-1	MLFT 2006-1
MEZZ CAP 2006-C4	ML-CFC 2006-2	MLFT 2006-1
(COMPANION)_CAPTRUST
MEZZ CAP 2007-C5	MLCFC 2007 C7	MLMT 2005-CKI1
MEZZ CAP LLC (FKA CBA	ML-CFC 2007-6	MLMT 2006-C2
MEZZ)
MFF MEZZANINE	ML-CFC 2007-7	MLMT06C1
MIDAS ASSET WAREHOUSE	ML-CFC 2007-7 COMPANION	MLMT07C1

APPENDIX A

MORGAN GUARANTY TRUST	MS06TOP21	MSBAM 2013-C8 COMPANION
CO. OF NY
MORGAN STANLEY	MS06TOP23	MSBAM 2014-C14
MORGAN STANLEY 2007 IQ14	MS07TOP25	MSBAM 2014-C15
MORGAN STANLEY 2007-	MS07TOP27	MSBAM 2014-C15
HQ13		COMPANION
MORGAN STANLEY 2011-C3	MS07TOP27 AW34	MSBAM 2014-C16
(NONPOOLED)
MORGAN STANLEY BAML	MS08TOP29	MSBAM 2014-C17
2012-C6
MORGAN STANLEY SHADOW	MS2000PRIN	MSBAM 2014-C18
MORGAN STANLEY	MSBAM 2013-C11	MSBAM 2014-C19
WAREHOUSE
MS03TOP11	MSBAM 2013-C11 COMPANION	MSBAM 2014-C19
COMPANION
MS04TOP13	MSBAM 2013-C12	MSBAM 2015-C22
MS04TOP15	MSBAM 2013-C12 COMPANION	MSBAM 2015-C22
COMPANION
MS05TOP17	MSBAM 2013-C13	MSBAM 2015-C23
MS05TOP19	MSBAM 2013-C8	MSBAM 2015-C23
COMPANION

APPENDIX A

MSBAM 2015-C24	MSBAM 2016-C32	MSC 2017-HR2 COMPANION
MSBAM 2015-C25	MSBAM 2017-C33	MSC 2018-H3
MSBAM 2015-C25	MSBAM 2017-C33 COMPANION	MSC 2018-H3 COMPANION
COMPANION
MSBAM 2015-C26	MSBAM 2017-C34	MSC 2018-MP
MSBAM 2015-C27	MSBAM 2017-C34 COMPANION	MSC 2018-MP COMPANION
MSBAM 2015-C27	MSC 2014-CPT	MSC 2019-L3
COMPANION
MSBAM 2016-C28	MSC 2014-MP	MSC 2019-L3 COMPANION
MSBAM 2016-C28	MSC 2015-420	MSC05HQ6
COMPANION
MSBAM 2016-C29	MSC 2015-420 COMPANION	MSC05HQ6
(COMPANION)_PRUDENTIAL
MSBAM 2016-C30	MSC 2016-BNK2	MSC05HQ7
MSBAM 2016-C30	MSC 2016-BNK2 Companion	MSC06HQ10
COMPANION
MSBAM 2016-C31	MSC 2017-ASHF	MSC06IQ11
MSBAM 2016-C31	MSC 2017-HR2	MSC07HQ12
COMPANION

APPENDIX A

MSC07HQ12 (COMPANION)	MSCI05IQ9	MTRO 2019-TECH
1_CIT
MSC07IQ13	MSCI06HQ8	MUFG UNION BANK
WAREHOUSE
MSC07IQ14	MSCI06HQ9	NATIXIS WAREHOUSE
MSC07IQ16	MSCI06TOP21 (NONPOOLED)	NBS REAL ESTATE CAPITAL
WAREHOUSE
MSC98WF2	MSCI2007IQ16	NCMS 2018-850T
MSC99WF1	MSD01TP3	NCMS 2018-850T COMPANION
MSCBB 2016-MART	MSDB 2017-712F	NCMS 2018-ALXA
MSCBB 2016-MART	MSDW03TOP9	NCMS 2018-ALXA
COMPANION		COMPANION
MSCCG 2018-SELF	MSDWMC OWNER TRUST 2000-	NCMS 2018-FL1
F1
MSCI 2016-PSQ	MSFMSFF WH	NCMS 2018-FL1 COMPANION
MSCI03IQ6	MSJP 2015-HAUL	NCMS 2018-PREZ
MSCI04IQ7	MSSG 2017-237P	NCMS 2018-PREZ COMPANION
MSCI04IQ8	MSSG 2017-237P COMPANION	NCMS 2018-SOX

APPENDIX A

NCMS 2018-SOX COMPANION	NORTHSTAR WAREHOUSE	OCH ZIFF CG FUNDING I LLC
NCMS 2018-TECH	NORTHSTAR-CITI REPO	OCH ZIFF CG FUNDING II LLC
WAREHOUSE
NOHT 2019-HNLA	NORTHSTAR-DB REPO	OCM OXFORD WAREHOUSE
WAREHOUSE (NRFC)
NORTHSTAR (CB LOAN NT-	NORTHSTAR-DB REPO	OMEGA WAREHOUSE
II,LLC) CB REPO	WAREHOUSE (NSINCOME)
NORTHSTAR (IVERNESS	NS INCOME REIT HOLDINGS	OMPT 2017-1MKT
HOTEL SLNT-II) REPO	LLC WH
NORTHSTAR (NS	NS RE INCOME OPERATING	One Bryant Park 2019-OBP
HEALTHCARE PT 2)	PARTNESHIP II, LP
WAREHOUSE
NORTHSTAR 2013-1 (CLO)	NStar (MS Loan NT-I, LLC) MS	ONE LINCOLN 2004-C3
Repo
NORTHSTAR 2016-1	NSTAR (MS LOAN NT-II, LLC)	ONE WEST BANK REPO
MS REPO
NORTHSTAR CDO IX	NXT CAPITAL FUNDING II, LLC	ONE WILLIAM STREET (OWS
PRIMARY (MEMORIAL MALL)		CF IV
NORTHSTAR CDO VI	NYT 2019-NYT	ONE WILLIAM STREET (OWS
CF V L
NORTHSTAR CDO VIII	NYT 2019-NYT COMPANION	ONE WILLIAM STREET (OWS
CF V S
NORTHSTAR CENTENNIAL	OAKTREE BAHAMAS ROF7	ONE WILLIAM STREET CAP
REPO	MEZZ	MASTER FUND WH
NORTHSTAR DB LOAN NT-II	OBP DEPOSITOR, LLC TRUST	ONE WILLIAM STREET OWS
REPO	2010-OBP	CF VI

APPENDIX A

ONE WILLIAM STREET OWS	OWS CF VIA SPV, LLC	PCRED LENDING IV
CF VII		WAREHOUSE
OPC KMPM LLC (OAKPASS)	OWS COF I MASTER WH	PCRED LENDING V
WH		COMPANION
OREI I INVESTMENTS LLC	OWS COMMERCIAL FUNDING 7	PCRED LENDING V
(OHANA)	WAREH	WAREHOUSE
OREI II INVESTMENTS LLC	OWS COMMERCIAL FUNDING	PCT 2016-PLSD
(OHANA)	II, LTD
OREI MEZZ II OHANA	OWS Commercial Funding, LLC	PDILS PCILS PFLEX (PIMCO)
WAREHOUSE
OWS ABS MASTER FUND II,	OWS COMMERCIAL MEZZ	PEOPLE'S UNITED
LP	WAREHOUSE	BANK_COLE MT AND PPG (PA
OWS BACF SPV LLC (OWS	OWS CREDIT OPPORTUNITY I	PERSI WF WAREHOUSE
WH)	WH
OWS BCA FUNDING	OWS I ACQUISITIONS, LLC WH	PFP 2015-2
WAREHOUSE
OWS CF II SPV LLC Warehouse	OXFORD PROPERTIES	PFP 2017-3 CLO
WAREHOUSE
OWS CF III WAREHOUSE	OXFORD PROPERTIES	PFP 2017-3 CLO COMPANION
WAREHOUSE 2
OWS CF SUB I WAREHOUSE	PCMT03PWR1	PFP 2017-4 CLO
OWS CF VA SPV WAREHOUSE	PCRED LENDING II OFFSHORE	PFP 2017-4 COMPANION
WAR
OWS CF VI SPV WAREHOUSE	PCRED LENDING III	PFP 2019-5
WAREHOUSE

APPENDIX A

PFP 2019-5 COMPANION	PIMCO Funds: PIMCO Income Fund	PRIME PFP (CITI REPO)
PFP 2019-6 CLO	PIMCO Funds: PIMCO Total Return	PRIME PFP VI WAREHOUSE
Fund
PFP 2019-6 CLO COMPANION	PIMCO PIF INVESTMENTS	PRIME REPO WITH METLIFE
OFFSHORE
PFP II SUB I, LLC	PIMCO PIF ONSHORE I	PRIME REPO WITH U.S. BANK
PFP V SUB I LLC	PIMCO PIF ONSHORE II	PROPHET WAREHOUSE
PFP V SUB I LLC REPO	PIMCO/GOLDMAN REPO	PROSIRIS Warehouse
PFP V SUB II LLC	PNC Bank	PSBAmherst Finance Construction
WH
PFPIII	PREDF WAREHOUSE	QCMT13QC
PILLAR FUNDING LLC	PRIME PFP VI SUB I Warehouse	Quadrant Debt Fund, LP
WAREHOUSE
PIMCO (TOCU I LLC)	PRIME PFP VI SUB IX Warehouse	Quadrant Mezz Fund, LP
(approved under QMP
Management LLC)
PIMCO (TOCU II AND GCCU II)	PRIME FINANCE PARTNERS II,	QUADRANT MEZZANINE
WH	L.P.	WAREHOUSE
PIMCO Bermuda Trust II: Pimco	PRIME MORGAN STANLEY	RAITH RE FUND I LP
Bermuda Income Fund	REPO	WAREHOUSE
PIMCO FUND WAREHOUSE	PRIME PFP (CAPITAL ONE	RAMSFIELD (CVI ESJ LLC )
	REPO)	WAREH

APPENDIX A

RAYMOND JAMES BANK	REMIC ASSET HOLDINGS	RMF SUB 4 LLC (CITIREPO)
WAREHOUSE
RBS Citizens	RESOURCE (RCC REAL ESTATE	RMF SUB 5 (BARCLAYS
	SPE	REPO)
RBSCF 2013-GSP	RESOURCE 2014-CRE2	RMF SUB LLC WF REPO
RBSCF 2013-SMV	RESOURCE CAPITAL CORP.	RMF SUB2 LLC (RIALTO
	WAREHOUSE	REPO)
RCC REAL ESTATE	RESOURCE CAPITAL REPO	ROC BRIDGE (BARCLAY
WAREHOUSE	WAREHOUSE	REPO)
RCP SUB WF REPO	RESOURCE REPO (WF)	ROC DEBT STRATEGIES
	WAREHOUSE	(BRIDGE RE)
RECM AND COMPASS (KR	RESOURCES REPO WITH DB	ROC DEBT STRATEGIES II
OFFICE 2)		MORGAN
RECM FANNIE MAE II	Rialto Real Estate Fund III-Debt LP	ROC DEBT STRATEGY FUND
MANAGER LLC
RECM FANNIE MAE	RIALTO REPO WITH WF	ROCKINCOME WAREHOUSE
TRANSFER
RECM GUGGENHEIM	RIALTO RREF-IV D	ROCKWOOD (375 PARK)
	WAREHOUSE	WAREHOUSE
RECM NUVEEN	RIALTO WAREHOUSE 2013	ROCKWOOD CAPITAL LLC
RECM WFFL SELF STORAGE	RIVER MARKET BROE	ROCKWOOD CAPITAL REAL
	WAREHOUSE	ESTATE
REGIONS BANK WAREHOUSE	RLJ III - FINANCE HOLDINGS, LLC	ROCKWOOD CAPITAL, LLC (NORTHROCK)

APPENDIX A

ROSS 2017-ROSS	SG CAPITAL PARTNERS	SILVERPEAK RE FINANCE
	WAREHOUSE	LLC WAREHOUSE
RREF III RIALTO WAREHOUSE	SG CAPITAL PARTNERS/	SILVERSTEIN WAREHOUSE
FORETHOUG
RSO 2015-CRE3	SGCMS 2016-C5	SINGERMAN (RIDGMAR MEZZ
LOAN)
RSO 2015-CRE3 Companion	SGCMS 2016-C5 COMPANION	SL GREEN - JPM REPO
RSO 2015-CRE4	SGCMS 2019-787E	SL GREEN LOAN SERVICES
WH
RSO 2015-CRE4 (Companion)	SGCMS 2019-787E COMPANION	SL GREEN REALTY
CORP/GRAMERCY
SAPIR ORGANIZATION(1009	SGCP 2018-FL1	SL GREEN WAREHOUSE
5TH AV
SAS WAREHOUSE 2013 (H2)	SGCP 2018-FL1 COMPANION	SMC 2017-TIME COMPANION
SBL 2015-KIND	SHELTER GROWTH FUND I MRA	SOCIETE GENERALE
	WH	WAREHOUSE
SBL 2016-KIND	SHELTER GROWTH HEDGE	SOUND MARK HORIZONS
	FUND WARE	FUND LP WAREHOUSE
SCG 2013-SRP1	SHELTER GROWTH JPM	SOVEREIGN BANK NA
WAREHOUSE
Seer Capital Management LP	SHELTER GROWTH	SPREF WH II WF REPO
OPPORTUNITIES
SFAVE 2015-5AVE	SHELTER OPPORTUNITIES	SPREF WH III (SILVERPEAK)
	WAREHOUSE	COLUMN REPO

APPENDIX A

SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	Starwood Property Mortgage Sub-21, LLC and Starwood Property	SUMITOMO WAREHOUSE
Mortgage Sub-21-A LLC
SRPT 2014-STAR	STARWOOD SUB 14 REPO	TACONIC/AXONIC 4000
WAREHOUSE
STARWOOD (JP MORGAN	STARWOOD SUB 22 -22A	TALL PINES WAREHOUSE
REPO)	(BARCLAY
STARWOOD CAP REPO	STARWOOD SUB 23 -23A	TCG BARRETT WOODS
	(GOLDMAN	HOLDING WH
STARWOOD CITI REPO SUB 6	STARWOOD SUB 24 -24A (BMO	TD BANK
Harr
STARWOOD METLIFE REPO	STARWOOD SUB 25 -25A	TEACHERS INSURANCE &
	(SOCGEN	ANNUITY ASSOCIATION
STARWOOD MORT FUNDING-	STARWOOD16 REPO	TIAA 2007-C4
MORGAN STANLEY REP
STARWOOD MORT SUB 18	STRATEGIC ASSET SERVICES	TIMES SQUARE HOTEL TRUST
AND SUB 1	LLC W
STARWOOD MORTGAGE	STRATEGIC ASSET SERVICES	TISHMAN TFO II LLC
CAPITAL WAREHOUSE	MEZZ	WAREHOUSE
STARWOOD MORTGAGE	STRATEGIC LAND JOINT	TMSQ 2014-1500
FUNDING V LL	VENTURE 2
STARWOOD PROPERTY	STWD 2018-URB	TOCU II LLC (PIMCO ENTITY)
MORTGAGE LLC
WAREHOUSE
Starwood Property Mortgage Sub-	STWD 2019-FL1	TOCU II, LLC (PIMCO SLAM)
19, LLC and Starwood Property
Mortgage Sub-19-A LLC
STARWOOD PROPERTY	STWD 2019-FL1 COMPANION	TOLIS CINCI WAREHOUSE
MORTGAGE SUB-2, L.L.C.

APPENDIX A

TRIANGLE (NORTHSIDE-	UBS 2017-C4	UBS WAREHOUSE
ROSSER DEB
TRIANGLE (NORTHSIDE-	UBS 2017-C4 COMPANION	UBS-BARCLAYS 2012-C2
ROSSER DEBT HOLDING)
TRIANGLE TCG POINTE	UBS 2017-C6	UBS-BARCLAYS 2012-C4
WAREHOUSE
TRIANGLE WAREHOUSE	UBS 2017-C6 COMPANION	UBS-CITIGROUP 2011-C1
TRT LENDING SUBSIDIARY II	UBS 2017-C7	UBSCM 2018-NYCH
LLC WAREHOUSE
TRTX 2018-FL1 CLO	UBS 2017-C7 COMPANION	UCB07-1
TRTX 2018-FL1 COMPANION	UBS 2018-C10	UNION BANK
TRU TRUST 2016-TOYS	UBS 2018-C10 COMPANION	US 2018-USDC
TSQ 2018-20TS COMPANION	UBS 2019-C17	US BANK NA
TUEBOR WAREHOUSE	UBS 2019-C17 COMPANION	VDNO 2013-PENN
(LADDER)
UBS 2012-C1	UBS 2019-C18	VERTICAL CRE CDO
UBS 2017-C1	UBS 2019-C18 COMPANION	Vestas Qualified Investors Private
Real Estate Fund Investment Trust
No. 35
UBS 2017-C1 COMPANION	UBS AG WAREHOUSE	VNO 2012-6AVE

APPENDIX A

VORNADO REALTY L.P.	WACHOVIA 2005-C18	WACHOVIA 2006-C29
WAREHOUSE		COMPANION
WABR16BOCA SPECIAL	WACHOVIA 2005-C20	WACHOVIA 2007-C30
SERVICING
WACHOVIA 2003-C4	WACHOVIA 2005-C21	WACHOVIA 2007-C30
COMPANION
WACHOVIA 2003-C5	WACHOVIA 2005-C21	WACHOVIA 2007-C31
(COMPANION)
WACHOVIA 2003-C6	WACHOVIA 2005-C22	WACHOVIA 2007-C31
COMPANION
WACHOVIA 2003-C7	WACHOVIA 2006-C23	WACHOVIA 2007-C32
WACHOVIA 2003-C9	WACHOVIA 2006-C24	WACHOVIA 2007-C32
COMPANION
WACHOVIA 2004 C11	WACHOVIA 2006-C25	WACHOVIA 2007-C33
WACHOVIA 2004 C15	WACHOVIA 2006-C26	WACHOVIA 2007-C33
COMPANION
WACHOVIA 2004-C11	WACHOVIA 2006-C27	WACHOVIA 2007-C34
(COMPANION)
WACHOVIA 2004-C12	WACHOVIA 2006-C27 -	WACHOVIA 2007-C34
	COMPANION	COMPANION
WACHOVIA 2005 C17	WACHOVIA 2006-C28	WACHOVIA 2007-WHALE 8
NON TRUST
WACHOVIA 2005-C16	WACHOVIA 2006-C29	WACHOVIA GENERAL
PARTICIPANT

APPENDIX A

WACHOVIA RED - TAX	WESTIN TIME SQUARE	WFB NA CRE PMG LOANS
CREDIT	MEZZANINE 2
WACHOVIA STRUCTURED	WF LCC V LLC WAREHOUSE	WFBCREAM
FINANCE
WALNUT141 WAREHOUSE	WFB - BRIDGE LOANS	WFBNA ITF CITIBANK NA
WASHINGTON SUB, LLC	WFB - CORPORATE NET LEASE	WFCF UCC/INSURANCE
SERVICING
WBHT 2019-WBM	WFB - EVERBANK TRANSFER	WFCM 2012-LC5
WELLS FARGO BANK-	WFB - HELD FOR SALE	WFCM 2013-120B
PARTICIPATION
WELLS FARGO IMMG	WFB - PORTFOLIO	WFCM 2013-BTC
WEST RIVER WAREHOUSE	WFB - PORTFOLIO SLAM	WFCM 2013-LC12
WEST TOWN MALL TRUST	WFB - SLAM CMBS CLEAN UP	WFCM 2014-LC16
2017-KNOX
WEST TOWN MALL TRUST	WFB - WFRF MCDONALDS	WFCM 2014-LC18
2017-KNOX COMPANION
WESTERN ALLIANCE BANK	WFB - WFRF PORTFOLIO	WFCM 2014-TISH
WAREHOUSE
WESTIN ST FRANCIS MEZZ	WFB NA CLI PERM LOANS	WFCM 2015-BXRP
(MORGAN STANLEY)
WESTIN TIME SQUARE	WFB NA CRE PMG LOANS	WFCM 2015-C26
MEZZANINE

APPENDIX A

WFCM 2015-C27	WFCM 2015-NXS2 COMPANION	WFCM 2016-C35 COMPANION
WFCM 2015-C28	WFCM 2015-NXS3	WFCM 2016-C36
WFCM 2015-C28 COMPANION	WFCM 2015-NXS3 COMPANION	WFCM 2016-C36 COMPANION
WFCM 2015-C29	WFCM 2015-NXS4	WFCM 2016-C37
WFCM 2015-C30	WFCM 2015-P2	WFCM 2016-C37 COMPANION
WFCM 2015-C31	WFCM 2015-SG1	WFCM 2016-LC24
WFCM 2015-C31 Companion	WFCM 2016-BNK1	WFCM 2016-LC24 COMPANION
WFCM 2015-LC20	WFCM 2016-BNK1 COMPANION	WFCM 2016-LC25
WFCM 2015-LC20	WFCM 2016-C32	WFCM 2016-LC25 COMPANION
COMPANION
WFCM 2015-LC22	WFCM 2016-C33	WFCM 2016-NXS5
WFCM 2015-NXS1	WFCM 2016-C34	WFCM 2016-NXS6
WFCM 2015-NXS1	WFCM 2016-C34 COMPANION	WFCM 2016-NXS6
COMPANION		COMPANION
WFCM 2015-NXS2	WFCM 2016-C35	WFCM 2017-C38

APPENDIX A

WFCM 2017-C38 COMPANION	WFCM 2017-RC1	WFCM 2018-C46 COMPANION
WFCM 2017-C38W	WFCM 2017-RC1 COMPANION	WFCM 2018-C47
WFCM 2017-C39	WFCM 2017-SMP	WFCM 2018-C47 COMPANION
WFCM 2017-C39 COMPANION	WFCM 2018-1745	WFCM 2018-C48
WFCM 2017-C40	WFCM 2018-AUS	WFCM 2018-C48 COMPANION
WFCM 2017-C40 COMPANION	WFCM 2018-BXI	WFCM 2019-C49
WFCM 2017-C41	WFCM 2018-C43	WFCM 2019-C49 COMPANION
WFCM 2017-C41 COMPANION	WFCM 2018-C43 COMPANION	WFCM 2019-C50
WFCM 2017-C42	WFCM 2018-C44	WFCM 2019-C50 COMPANION
WFCM 2017-C42 COMPANION	WFCM 2018-C44 COMPANION	WFCM 2019-C51
WFCM 2017-HSDB	WFCM 2018-C45	WFCM 2019-C51 COMPANION
WFCM 2017-RB1	WFCM 2018-C45 COMPANION	WFCM 2019-C52
WFCM 2017-RB1 COMPANION	WFCM 2018-C46	WFCM 2019-C52 COMPANION

APPENDIX A

WFCM 2019-C53	WFRBS 2012-C6	WFRBS 2014-C19
WFCM 2019-C53 COMPANION	WFRBS 2012-C7	WFRBS 2014-C20
WFCM 2019-C54	WFRBS 2012-C8	WFRBS 2014-C21
WFCM 2019-C54 COMPANION	WFRBS 2012-C9	WFRBS 2014-C22
WFCM 2019-JWDR	WFRBS 2013-C11	WFRBS 2014-C23
WFCM WAREHOUSE	WFRBS 2013-C12	WFRBS 2014-C24
WFCM10C1	WFRBS 2013-C13	WFRBS 2014-C25
WFCM10C1	WFRBS 2013-C14	WFRBS 2014-LC14
(PARTICIPATION)_BASIS
WFEF SHADOW LOANS #2	WFRBS 2013-C15	WFRBS11C2
WFLD 2014-MONT	WFRBS 2013-C16	WFRBS11C2
(PARTICIPATION)_WEST
RIVER
WFRBS 2011-C3	WFRBS 2013-C17	WFRBS11C4
WFRBS 2011-C5	WFRBS 2013-C18	WFRBS11C4
(COMPANION)_LIBERTYLIFE
WFRBS 2012-C10	WFRBS 2013-UBS1	World Savings

APPENDIX A

WPT 2017-WWP	FANNIE MAE DUS CASH	FREDDIE MAC BOND CE
WPT 2017-WWP COMPANION	FANNIE MAE DUS/MBS 30/360	FREDDIE MAC BOND CE
(DIRECT P)
YELLOW BRICK REAL	FANNIE MAE DUS/MBS ACT/360	G.N.M.A.
ESTATE CAPITAL I, LLC
YIELD STREET STANDALONE	Federal Home Loan Mortgage	HARE & COMPANY
WAREHO
YIELDSTREET WAREHOUSE	Federal Home Loan Mortgage	HARE & COMPANY
ARKANSAS DEVELOP.	Federal Home Loan Mortgage	KANE AND COMPANY
FINANCE AUTH
BASIS (LOANS SOLD)	FHA POOLS	McCORMICK 101, LLC
CITIBANK	FNMA-CASH 30/360	MITCHELL LAMA
CUDD & CO.	FNMA-CASH ACTUAL/360	MORGAN STANLEY SMITH
BARNEY
CUDD AND COMPANY	FNMA-CREDIT FACILITY C/E	NYC HOUSING
	BOND	DEVELOPMENT CORP
CUDD AND COMPANY	FNMA-MBS 30/360	PRIVATE PLACEMENT TEBCE
FANNIE MAE AGGREGATION	FNMA-MBS 5-50	ROBERT H. WILDER JR
FANNIE MAE BOND CE	FNMA-MBS ACTUAL/360	STORMS AND COMPANY

APPENDIX A

SUN TRUST BANK
THE BANK OF NY MELLON
THE BANK OF NY MELLON
TRUST CO
TILLERSAIL & CO
U.S. BANK TRUST NATIONAL
ASSN.
VALLEY GROUP III, LLC
WELLS FARGO BANK N.A.
WELLS FARGO BANK, N.A.
WF DIRECT PURCHASE
BONDS

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL MORTGAGE POOLS,
MULTIFAMILY MORTGAGE POOLS AND OTHER STRUCTURES

(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate;

(B)       prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements;

(C)       reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i) (A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by				X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company its rules and regulations;
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements	X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of	X	X	X(2)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company days specified in the transaction agreements.
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X	X	X(2)
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)	There were no activities performed during the year ended December 31, 2019 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d)(4)(xi) and (xii).